UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 09/15/2004

                                   CWABS, INC.
       (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT, DATED AS OF 3/31/2004, PROVIDING FOR THE ISSUANCE OF REVOLVING HOME EQUITY LOAN ASSET
                BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-B)

             (Exact name of registrant as specified in its charter)

            Delaware                 333-109272                95-4596514
  (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)

                     4500 Park Granada, Calabasas, CA 91302
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (818) 225-3240

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1 Other Events.

      On 09/15/2004 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated 09/15/2004. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. Specific information with respect to the distributions is filed as
Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   The following exhibit is filed as part of this report:

            Statement to Certificateholders dated 09/15/2004


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     By: /s/ Keith R Richardson
                         --------------------------------------------
                     Name:  Keith R Richardson
                     Title: Attorney-in-Fact
                     Date:  11-22-05


Exhibit 99.1


COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2004-B

STATEMENT TO CERTIFICATEHOLDERS Distribution Date: 09/15/2004